UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2015 (January 2, 2015)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐                            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 2, 2015, ABF Freight System, Inc., the largest subsidiary of ArcBest Corporation (Nasdaq: ARCB), entered into a third amendment to the Receivables Loan Agreement (as amended, “the Agreement”), originally dated June 15, 2012, among ABF Freight Funding LLC, as borrower (the “Borrower”), ABF Freight System, Inc., as initial servicer, and PNC Bank, National Association, as the lender, the letter of credit issuer (the “LC Issuer”), and agent and administrator for the lender and its assigns and the LC Issuer and its assigns. The purpose of the amendment was to extend the maturity date from June 15, 2015 to January 2, 2018 and to make other changes to certain covenants and events of default as more specifically set out in the amendment.  ArcBest Corporation also executed the amendment for the limited purpose of reaffirming its guarantee of the performance of the initial servicer under the Agreement.  All other terms of the Agreement except those specifically addressed in the amendment remain in full force and effect through the new maturity date.

The Agreement contains representations and warranties, affirmative and negative covenants and events of default that are customary for financings of this type. As of the date hereof, there have been no borrowings under the Agreement. The Agreement includes a provision under which the Borrower may request, and the LC Issuer may issue, standby letters of credit, primarily in support of workers’ compensation and third-party casualty claims liabilities in various states in which certain subsidiaries of ArcBest Corporation are self-insured. Outstanding standby letters of credit reduce the availability of borrowings under the Agreement. As of the date hereof, $20.1 million of standby letters of credit have been issued under the Agreement, which reduced the available borrowing capacity to $54.9 million.

This description of the amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Affiliates of PNC Bank, National Association have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to ArcBest Corporation and its affiliates in the ordinary course of business, for which they have received, and may continue to receive, customary fees and commissions.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Please see the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement,” on this Current Report on Form 8-K, which discussion is incorporated by reference into this Item 2.03.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

10.1                        Third Amendment to the Receivables Loan Agreement, dated as of January 2, 2015, among ABF Freight Funding LLC, ABF Freight System, Inc., and PNC Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION
(Registrant)

Date:	January 7, 2015	/s/ Michael R. Johns
Michael R. Johns
Vice President — General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to the Receivables Loan Agreement, dated as of January 2, 2015, among ABF Freight Funding LLC, ABF Freight System, Inc., and PNC Bank, National Association